Financial Supplement

Fourth Quarter and Full Year 2024

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	15
Loans and Leases 90 Days or More Past Due and Accruing	16
Charge-offs, Recoveries, and Related Ratios	17
Summary of Changes in the Components of the Allowance for Credit Losses	19

Capital and Ratios	20

Non-GAAP Financial Measures and Reconciliations	21
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FULL YEAR
						4Q24 Change								2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,986	$1,901	$1,963	$1,959	$1,988	$85		4%	($2)		—%	$7,809	$8,224	($415)		(5%)
Noninterest expense	1,316	1,259	1,301	1,358	1,612	57		5	(296)		(18)	5,234	5,507	(273)		(5)
Profit before provision (benefit) for credit losses	670	642	662	601	376	28		4	294		78	2,575	2,717	(142)		(5)
Provision (benefit) for credit losses	162	172	182	171	171	(10)		(6)	(9)		(5)	687	687	—		—
NET INCOME	401	382	392	334	189	19		5	212		112	1,509	1,608	(99)		(6)
Net income, Underlying[1]	412	392	408	395	426	20		5	(14)		(3)	1,607	1,965	(358)		(18)
Net income available to common stockholders	367	344	357	304	159	23		7	208		131	1,372	1,491	(119)		(8)
Net income available to common stockholders, Underlying[1]	378	354	373	365	396	24		7	(18)		(5)	1,470	1,848	(378)		(20)
PER COMMON SHARE DATA
Basic earnings	$0.83	$0.77	$0.79	$0.66	$0.34	$0.06		8%	$0.49		144%	$3.05	$3.14	($0.09)		(3%)
Diluted earnings	0.83	0.77	0.78	0.65	0.34	0.06		8	0.49		144	3.03	3.13	(0.10)		(3)
Basic earnings, Underlying[1]	0.86	0.79	0.82	0.79	0.85	0.07		9	0.01		1	3.26	3.89	(0.63)		(16)
Diluted earnings, Underlying[1]	0.85	0.79	0.82	0.79	0.85	0.06		8	—		—	3.24	3.88	(0.64)		(16)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—	1.68	1.68	—		—
Book value per common share	50.26	51.25	48.03	47.43	47.87	(0.99)		(2)	2.39		5	50.26	47.87	2.39		5
Tangible book value per common share	32.34	33.54	30.61	30.19	30.91	(1.20)		(4)	1.43		5	32.34	30.91	1.43		5
Dividend payout ratio	51%	55%	53%	64%	124%	(395)	bps		(7,293)	bps		55%	54%	158	bps
Dividend payout ratio, Underlying[1]	49	53	51	53	49	(400)	bps		—	bps		52	43	900	bps
COMMON SHARES OUTSTANDING
Average: Basic	440,802,738	446,561,996	454,142,489	461,358,681	466,234,324	(5,759,258)		(1%)	(25,431,586)		(5%)	450,678,038	475,089,384	(24,411,346)		(5%)
Diluted	444,836,786	449,913,467	456,561,022	463,797,964	468,159,167	(5,076,681)		(1)	(23,322,381)		(5)	453,510,245	476,693,148	(23,182,903)		(5)
Common shares at period-end	440,543,381	445,216,549	452,961,853	458,485,032	466,418,055	(4,673,168)		(1)	(25,874,674)		(6)	440,543,381	466,418,055	(25,874,674)		(6)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FULL YEAR
						4Q24 Change								2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.86%	2.76%	2.86%	2.90%	2.90%	10 bps			(4) bps			2.84%	3.09%	(25)	bps
Net interest margin, FTE[1]	2.87	2.77	2.87	2.91	2.91	10			(4)			2.85	3.10	(25)
Return on average common equity	6.64	6.12	6.70	5.63	2.96	52			368			6.27	6.90	(63)
Return on average common equity, Underlying[2]	6.84	6.29	7.00	6.77	7.41	55			(57)			6.72	8.56	(184)
Return on average tangible common equity	10.36	9.45	10.61	8.86	4.72	91			564			9.81	10.92	(111)
Return on average tangible common equity, Underlying[2]	10.66	9.71	11.09	10.65	11.84	95			(118)			10.51	13.53	(302)
Return on average total assets	0.73	0.70	0.72	0.61	0.33	3			40			0.69	0.72	(3)
Return on average total assets, Underlying[2]	0.75	0.71	0.75	0.72	0.76	4			(1)			0.73	0.88	(15)
Return on average total tangible assets	0.76	0.72	0.75	0.63	0.35	4			41			0.71	0.75	(4)
Return on average total tangible assets, Underlying[2]	0.78	0.74	0.78	0.75	0.78	4			—			0.76	0.92	(16)
Effective income tax rate	21.04	18.56	18.49	22.28	7.59	248			1,345			20.06	20.76	(70)
Effective income tax rate, Underlying[2]	21.17	18.75	20.33	22.84	22.25	242			(108)			20.80	22.48	(168)
Efficiency ratio	66.27	66.23	66.27	69.33	81.13	4			(1,486)			67.03	66.97	6
Efficiency ratio, Underlying[2]	65.36	65.61	64.59	65.05	63.77	(25)			159			65.15	60.81	434
Noninterest income as a % of total revenue	28.90	27.95	28.16	26.41	25.16	95			374			27.86	24.12	374
Noninterest income as a % of total revenue, Underlying[2]	28.54	28.05	28.00	26.32	25.16	49			338			27.73	24.12	361
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.8%	10.6%	10.7%	10.6%	10.6%
Tier 1 capital ratio	12.1	11.9	12.0	11.8	11.8
Total capital ratio	14.0	13.9	14.0	13.8	13.7
Tier 1 leverage ratio	9.4	9.4	9.4	9.3	9.3
Tangible common equity ratio	6.8	7.0	6.5	6.5	6.7
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	79.65%	80.85%	80.43%	81.16%	82.30%	(120)	bps		(265)	bps		79.65%	82.30%	(265)	bps
Loan-to-deposit ratio (average balances)	80.88	81.59	82.38	82.24	83.54	(71)	bps		(266)	bps		81.77	86.83	(506)	bps
Full-time equivalent colleagues (period-end)	17,287	17,329	17,510	17,354	17,570	(42)		—	(283)		(2)	17,287	17,570	(283)		(2)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q24 Change						2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24		4Q23		2024	2023	2023
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,910	$1,976	$2,011	$2,051	$2,144	($66)	(3%)	($234)	(11%)	$7,948	$8,489	($541)	(6%)
Interest and fees on loans held for sale	21	19	17	20	22	2	11	(1)	(5)	77	102	(25)	(25)
Investment securities	419	423	417	399	339	(4)	(1)	80	24	1,658	1,162	496	43
Interest-bearing deposits in banks	112	121	130	140	171	(9)	(7)	(59)	(35)	503	451	52	12
Total interest income	2,462	2,539	2,575	2,610	2,676	(77)	(3)	(214)	(8)	10,186	10,204	(18)	—
INTEREST EXPENSE
Deposits	883	990	965	987	974	(107)	(11)	(91)	(9)	3,825	3,145	680	22
Short-term borrowed funds	1	3	4	7	7	(2)	(67)	(6)	(86)	15	43	(28)	(65)
Long-term borrowed funds	166	177	196	174	207	(11)	(6)	(41)	(20)	713	775	(62)	(8)
Total interest expense	1,050	1,170	1,165	1,168	1,188	(120)	(10)	(138)	(12)	4,553	3,963	590	15
Net interest income	1,412	1,369	1,410	1,442	1,488	43	3	(76)	(5)	5,633	6,241	(608)	(10)
NONINTEREST INCOME
Service charges and fees	109	109	106	96	104	—	—	5	5	420	410	10	2
Capital markets fees	121	94	134	118	87	27	29	34	39	467	319	148	46
Card fees	97	93	92	86	70	4	4	27	39	368	296	72	24
Wealth fees[1]	75	76	75	68	68	(1)	(1)	7	10	294	259	35	14
Mortgage banking fees	60	46	54	49	57	14	30	3	5	209	242	(33)	(14)
Foreign exchange and derivative products	35	36	39	36	43	(1)	(3)	(8)	(19)	146	183	(37)	(20)
Letter of credit and loan fees	45	45	43	42	42	—	—	3	7	175	168	7	4
Securities gains, net	4	9	—	5	9	(5)	(56)	(5)	(56)	18	28	(10)	(36)
Other income	28	24	10	17	20	4	17	8	40	79	78	1	1
Total noninterest income	574	532	553	517	500	42	8	74	15	2,176	1,983	193	10
TOTAL REVENUE	1,986	1,901	1,963	1,959	1,988	85	4	(2)	—	7,809	8,224	(415)	(5)
Provision (benefit) for credit losses	162	172	182	171	171	(10)	(6)	(9)	(5)	687	687	—	—
NONINTEREST EXPENSE
Salaries and employee benefits	674	647	645	691	667	27	4	7	1	2,657	2,599	58	2
Equipment and software	193	194	190	192	215	(1)	(1)	(22)	(10)	769	756	13	2
Outside services	170	146	165	158	174	24	16	(4)	(2)	639	687	(48)	(7)
Occupancy	112	108	113	114	125	4	4	(13)	(10)	447	492	(45)	(9)
Other operating expense	167	164	188	203	431	3	2	(264)	(61)	722	973	(251)	(26)
Total noninterest expense	1,316	1,259	1,301	1,358	1,612	57	5	(296)	(18)	5,234	5,507	(273)	(5)
Income before income tax expense	508	470	480	430	205	38	8	303	148	1,888	2,030	(142)	(7)
Income tax expense	107	88	88	96	16	19	22	91	NM	379	422	(43)	(10)
Net income	$401	$382	$392	$334	$189	$19	5%	$212	112%	$1,509	$1,608	($99)	(6%)
Net income, Underlying[2]	$412	$392	$408	$395	$426	$20	5%	($14)	(3%)	$1,607	$1,965	($358)	(18%)
Net income available to common stockholders	$367	$344	$357	$304	$159	$23	7%	$208	131%	$1,372	$1,491	($119)	(8%)
Net income available to common stockholders, Underlying[2]	$378	$354	$373	$365	$396	$24	7%	($18)	(5%)	$1,470	$1,848	($378)	(20%)

1 Effective for the second quarter of 2024, Trust and investment services fees was renamed to Wealth fees to better reflect the broad range of wealth-related management fees and services provided to our customers.
2 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2024 CHANGE
	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	September 30, 2024		December 31, 2023
						$	%	$	%
ASSETS
Cash and due from banks	$1,409	$979	$1,191	$1,098	$1,794	$430	44%	($385)	(21%)
Interest-bearing cash and due from banks	9,192	9,936	10,580	10,501	9,834	(744)	(7)	(642)	(7)
Interest-bearing deposits in banks	635	648	559	392	405	(13)	(2)	230	57
Debt securities available for sale, at fair value	32,765	32,835	31,938	31,187	29,777	(70)	—	2,988	10
Debt securities held to maturity	8,599	8,738	8,895	9,054	9,184	(139)	(2)	(585)	(6)
Loans held for sale	858	663	683	555	779	195	29	79	10
Loans and leases	139,203	141,632	141,842	143,188	145,959	(2,429)	(2)	(6,756)	(5)
Less: Allowance for loan and lease losses	(2,061)	(2,079)	(2,125)	(2,086)	(2,098)	18	(1)	37	(2)
Net loans and leases	137,142	139,553	139,717	141,102	143,861	(2,411)	(2)	(6,719)	(5)
Derivative assets	408	586	367	469	440	(178)	(30)	(32)	(7)
Premises and equipment	875	862	863	872	895	13	2	(20)	(2)
Bank-owned life insurance	3,364	3,346	3,325	3,311	3,291	18	1	73	2
Goodwill	8,187	8,187	8,187	8,188	8,188	—	—	(1)	—
Other intangible assets	146	137	139	148	157	9	7	(11)	(7)
Other assets	13,941	13,236	13,494	13,571	13,359	705	5	582	4
TOTAL ASSETS	$217,521	$219,706	$219,938	$220,448	$221,964	($2,185)	(1%)	($4,443)	(2%)
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$36,920	$35,978	$36,927	$36,593	$37,107	$942	3%	($187)	(1%)
Interest-bearing	137,856	139,210	139,425	139,835	140,235	(1,354)	(1)	(2,379)	(2)
Total deposits	174,776	175,188	176,352	176,428	177,342	(412)	—	(2,566)	(1)
Short-term borrowed funds	—	15	2	9	505	(15)	(100)	(505)	(100)
Derivative liabilities	1,220	1,012	1,547	1,705	1,562	208	21	(342)	(22)
Long-term borrowed funds:
FHLB advances	53	553	553	2,036	3,786	(500)	(90)	(3,733)	(99)
Senior debt	7,168	7,766	6,512	6,414	5,170	(598)	(8)	1,998	39
Subordinated debt and other debt	5,180	5,625	6,017	5,354	4,511	(445)	(8)	669	15
Total long-term borrowed funds	12,401	13,944	13,082	13,804	13,467	(1,543)	(11)	(1,066)	(8)
Other liabilities	4,870	4,615	5,086	4,741	4,746	255	6	124	3
TOTAL LIABILITIES	193,267	194,774	196,069	196,687	197,622	(1,507)	(1)	(4,355)	(2)
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,113	2,112	2,112	2,014	2,014	1	—	99	5
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	6	6	6	6	1	17	1	17
Additional paid-in capital	22,364	22,327	22,299	22,272	22,250	37	—	114	1
Retained earnings	10,412	10,233	10,079	9,923	9,816	179	2	596	6
Treasury stock, at cost	(7,047)	(6,820)	(6,492)	(6,290)	(5,986)	(227)	(3)	(1,061)	(18)
Accumulated other comprehensive income (loss)	(3,595)	(2,926)	(4,135)	(4,164)	(3,758)	(669)	(23)	163	4
TOTAL STOCKHOLDERS' EQUITY	24,254	24,932	23,869	23,761	24,342	(678)	(3)	(88)	—
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$217,521	$219,706	$219,938	$220,448	$221,964	($2,185)	(1%)	($4,443)	(2%)
Memo: Total tangible common equity	$14,246	$14,931	$13,866	$13,844	$14,417	($685)	(5%)	($171)	(1%)

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2024 CHANGE
	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2024		December 31, 2023
						$	%	$	%
LOANS AND LEASES
Commercial and industrial[1]	$42,551	$43,825	$43,623	$43,951	$44,974	($1,274)	(3%)	($2,423)	(5%)
Commercial real estate	27,225	27,983	28,311	28,872	29,471	(758)	(3)	(2,246)	(8)
Total commercial	69,776	71,808	71,934	72,823	74,445	(2,032)	(3)	(4,669)	(6)
Residential mortgages	32,726	32,379	31,890	31,512	31,332	347	1	1,394	4
Home equity	16,495	15,992	15,534	15,113	15,040	503	3	1,455	10
Automobile	4,744	5,540	6,383	7,277	8,258	(796)	(14)	(3,514)	(43)
Education	10,812	11,118	11,265	11,646	11,834	(306)	(3)	(1,022)	(9)
Other retail	4,650	4,795	4,836	4,817	5,050	(145)	(3)	(400)	(8)
Total retail	69,427	69,824	69,908	70,365	71,514	(397)	(1)	(2,087)	(3)
Total loans and leases	$139,203	$141,632	$141,842	$143,188	$145,959	($2,429)	(2%)	($6,756)	(5%)
Loans held for sale	858	663	683	555	779	195	29	79	10
Loans and leases and loans held for sale	$140,061	$142,295	$142,525	$143,743	$146,738	($2,234)	(2%)	($6,677)	(5%)

DEPOSITS
Noninterest-bearing demand	$36,920	$35,978	$36,927	$36,593	$37,107	$942	3%	($187)	(1%)
Money market	55,321	54,654	52,599	52,182	53,812	667	1	1,509	3
Checking with interest	33,246	33,680	34,421	34,487	31,876	(434)	(1)	1,370	4
Savings	25,976	26,489	27,240	27,912	27,983	(513)	(2)	(2,007)	(7)
Time	23,313	24,387	25,165	25,254	26,564	(1,074)	(4)	(3,251)	(12)
Total deposits	$174,776	$175,188	$176,352	$176,428	$177,342	($412)	—%	($2,566)	(1%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									4Q24 Change
	4Q24			3Q24			4Q23			3Q24			4Q23
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$9,459	$112	4.65%	$8,896	$121	5.30%	$12,387	$171	5.43%	$563	($9)	(65) bps	($2,928)	($59)	(78) bps
Taxable investment securities	44,822	419	3.73	45,083	423	3.75	41,497	339	3.25	(261)	(4)	(2)	3,325	80	48
Non-taxable investment securities	1	—	2.60	1	—	2.60	2	—	2.66	—	—	—	(1)	—	(6)
Total investment securities	44,823	419	3.73	45,084	423	3.75	41,499	339	3.25	(261)	(4)	(2)	3,324	80	48
Commercial and industrial[1]	43,674	538	4.82	44,071	556	4.95	46,618	716	6.00	(397)	(18)	(13)	(2,944)	(178)	(118)
Commercial real estate	27,681	419	5.93	28,209	452	6.26	29,460	476	6.32	(528)	(33)	(33)	(1,779)	(57)	(39)
Total commercial	71,355	957	5.25	72,280	1,008	5.46	76,078	1,192	6.13	(925)	(51)	(21)	(4,723)	(235)	(88)
Residential mortgages	32,520	310	3.81	32,117	301	3.75	31,146	276	3.55	403	9	6	1,374	34	26
Home equity	16,246	311	7.61	15,733	317	8.02	14,889	302	8.04	513	(6)	(41)	1,357	9	(43)
Automobile	5,129	56	4.29	5,942	64	4.28	8,752	94	4.24	(813)	(8)	1	(3,623)	(38)	5
Education	10,949	150	5.48	11,155	153	5.45	11,971	156	5.17	(206)	(3)	3	(1,022)	(6)	31
Other retail	4,748	126	10.60	4,776	133	11.04	5,133	124	9.64	(28)	(7)	(44)	(385)	2	96
Total retail	69,592	953	5.46	69,723	968	5.53	71,891	952	5.27	(131)	(15)	(7)	(2,299)	1	19
Total loans and leases	140,947	1,910	5.35	142,003	1,976	5.50	147,969	2,144	5.71	(1,056)	(66)	(15)	(7,022)	(234)	(36)
Loans held for sale	1,384	21	6.04	1,181	19	6.26	1,266	22	6.95	203	2	(22)	118	(1)	(91)
Total interest-earning assets	196,613	2,462	4.96	197,164	2,539	5.09	203,121	2,676	5.20	(551)	(77)	(13)	(6,508)	(214)	(24)
Noninterest-earning assets	20,935			21,414			20,532			(479)			403
TOTAL ASSETS	$217,548			$218,578			$223,653			($1,030)			($6,105)
INTEREST-BEARING LIABILITIES
Checking with interest	$32,720	$123	1.49%	$33,090	$131	1.58%	$31,788	$113	1.40%	($370)	($8)	(9)	$932	$10	9
Money market	54,548	385	2.81	53,152	444	3.32	53,003	444	3.32	1,396	(59)	(51)	1,545	(59)	(51)
Savings	26,237	107	1.63	26,868	128	1.89	28,455	123	1.72	(631)	(21)	(26)	(2,218)	(16)	(9)
Time	24,053	268	4.42	24,705	287	4.65	25,492	294	4.59	(652)	(19)	(23)	(1,439)	(26)	(17)
Total interest-bearing deposits	137,558	883	2.55	137,815	990	2.86	138,738	974	2.79	(257)	(107)	(31)	(1,180)	(91)	(24)
Short-term borrowed funds	41	1	7.88	150	3	6.06	491	7	5.63	(109)	(2)	182	(450)	(6)	225
FHLB advances	172	2	4.55	477	6	5.38	5,751	83	5.62	(305)	(4)	(83)	(5,579)	(81)	(107)
Senior debt	7,316	90	4.92	7,462	93	5.01	5,217	57	4.34	(146)	(3)	(9)	2,099	33	58
Subordinated debt and other debt	5,401	74	5.49	5,751	78	5.43	4,720	67	5.71	(350)	(4)	6	681	7	(22)
Total long-term borrowed funds	12,889	166	5.16	13,690	177	5.20	15,688	207	5.22	(801)	(11)	(4)	(2,799)	(41)	(6)
Total borrowed funds	12,930	167	5.17	13,840	180	5.21	16,179	214	5.24	(910)	(13)	(4)	(3,249)	(47)	(7)
Total interest-bearing liabilities	150,488	1,050	2.78	151,655	1,170	3.07	154,917	1,188	3.04	(1,167)	(120)	(29)	(4,429)	(138)	(26)
Noninterest-bearing demand deposits	36,704			36,236			38,390			468			(1,686)
Other noninterest-bearing liabilities	6,235			6,194			7,123			41			(888)
TOTAL LIABILITIES	193,427			194,085			200,430			(658)			(7,003)
STOCKHOLDERS' EQUITY	24,121			24,493			23,223			(372)			898
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$217,548			$218,578			$223,653			($1,030)			($6,105)
INTEREST RATE SPREAD			2.18%			2.02%			2.16%			16			2
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,412	2.86%		$1,369	2.76%		$1,488	2.90%		$43	10		($76)	(4)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[2]		$1,416	2.87%		$1,373	2.77%		$1,492	2.91%		$43	10		($76)	(4)
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$174,262	$883	2.02%	$174,051	$990	2.26%	$177,128	$974	2.18%	$211	($107)	(24) bps	($2,866)	($91)	(16) bps

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FULL YEAR						2024 Change
	2024			2023			2023
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$9,566	$503	5.17%	$8,531	$451	5.22%	$1,035	$52	(5)	bps
Taxable investment securities	44,627	1,658	3.71	39,437	1,162	2.94	5,190	496	77
Non-taxable investment securities	1	—	2.60	2	—	2.68	(1)	—	(8)
Total investment securities	44,628	1,658	3.71	39,439	1,162	2.94	5,189	496	77
Commercial and industrial[1]	44,174	2,333	5.20	49,998	3,002	5.92	(5,824)	(669)	(72)
Commercial real estate	28,430	1,795	6.21	29,206	1,804	6.09	(776)	(9)	12
Total commercial	72,604	4,128	5.60	79,204	4,806	5.99	(6,600)	(678)	(39)
Residential mortgages	31,916	1,184	3.71	30,660	1,052	3.43	1,256	132	28
Home equity	15,603	1,231	7.89	14,475	1,092	7.54	1,128	139	35
Automobile	6,404	274	4.27	10,374	429	4.13	(3,970)	(155)	14
Education	11,340	613	5.41	12,333	621	5.04	(993)	(8)	37
Other retail	4,837	518	10.72	5,171	489	9.46	(334)	29	126
Total retail	70,100	3,820	5.45	73,013	3,683	5.04	(2,913)	137	41
Total loans and leases	142,704	7,948	5.52	152,217	8,489	5.53	(9,513)	(541)	(1)
Loans held for sale	1,174	77	6.51	1,499	102	6.75	(325)	(25)	(24)
Total interest-earning assets	198,072	10,186	5.10	201,686	10,204	5.02	(3,614)	(18)	8
Noninterest-earning assets	20,952			20,535			417
TOTAL ASSETS	$219,024			$222,221			($3,197)
INTEREST-BEARING LIABILITIES
Checking with interest	$32,943	$491	1.49%	$33,960	$446	1.31%	($1,017)	$45	18
Money market	53,053	1,705	3.21	51,178	1,494	2.92	1,875	211	29
Savings	27,100	476	1.76	29,266	433	1.48	(2,166)	43	28
Time	24,967	1,153	4.62	19,320	772	4.00	5,647	381	62
Total interest-bearing deposits	138,063	3,825	2.77	133,724	3,145	2.35	4,339	680	42
Short-term borrowed funds	252	15	5.73	746	43	5.70	(494)	(28)	3
FHLB advances	1,319	74	5.52	7,431	383	5.09	(6,112)	(309)	43
Senior debt	6,896	333	4.84	5,335	231	4.33	1,561	102	51
Subordinated debt and other debt	5,616	306	5.45	3,087	161	5.21	2,529	145	24
Total long-term borrowed funds	13,831	713	5.15	15,853	775	4.86	(2,022)	(62)	29
Total borrowed funds	14,083	728	5.16	16,599	818	4.89	(2,516)	(90)	27
Total interest-bearing liabilities	152,146	4,553	2.99	150,323	3,963	2.63	1,823	590	36
Noninterest-bearing demand deposits	36,457			41,581			(5,124)
Other noninterest-bearing liabilities	6,466			6,711			(245)
TOTAL LIABILITIES	195,069			198,615			(3,546)
STOCKHOLDERS' EQUITY	23,955			23,606			349
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$219,024			$222,221			($3,197)
INTEREST RATE SPREAD			2.11%			2.39%			(28)
NET INTEREST MARGIN AND NET INTEREST INCOME		$5,633	2.84%		$6,241	3.09%		($608)	(25)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[2]		$5,650	2.85%		$6,258	3.10%		($608)	(25)
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$174,520	$3,825	2.19%	$175,305	$3,145	1.79%	($785)	$680	40	bps
1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FULL YEAR
4Q24 Change	2024 Change
4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$14	$15	$14	$15	$11	($1)	(7%)	$3	27%	$58	$71	($13)	(18%)
Mortgage servicing revenue	33	33	35	33	37	—	—	(4)	(11)	134	143	(9)	(6)
MSR valuation changes, net of hedge impact	13	(2)	5	1	9	15	NM	4	44	17	28	(11)	(39)
Total mortgage banking fees	$60	$46	$54	$49	$57	$14	30%	$3	5%	$209	$242	($33)	(14%)

Pull-through adjusted locks	$1,543	$1,996	$1,930	$1,404	$1,412	($453)	(23%)	$131	9%	$6,873	$8,757	($1,884)	(22%)

Production revenue as a percentage of Pull-through adjusted locks	0.90%	0.76%	0.74%	1.05%	0.78%	14	bps	13	bps	0.85%	0.81%	3	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,680	$1,749	$1,584	$1,045	$958	($69)	(4%)	$722	75%	$6,058	$4,375	$1,683	38%
Third Party	1,341	1,504	1,323	892	1,214	(163)	(11)	127	10	5,060	7,182	(2,122)	(30)
Total	$3,021	$3,253	$2,907	$1,937	$2,172	($232)	(7%)	$849	39%	$11,118	$11,557	($439)	(4%)

Originated for sale	$1,948	$2,148	$1,872	$1,296	$1,595	($200)	(9%)	$353	22%	$7,264	$8,935	($1,671)	(19%)
Originated for investment	1,073	1,105	1,035	641	577	(32)	(3)	496	86	3,854	2,622	1,232	47
Total	$3,021	$3,253	$2,907	$1,937	$2,172	($232)	(7%)	$849	39%	$11,118	$11,557	($439)	(4%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$95,600	$96,120	$96,439	$96,952	$97,420	($520)	(1%)	($1,820)	(2%)	$95,600	$97,420	($1,820)	(2%)
Owned loans serviced	33,064	32,655	32,118	31,659	31,640	409	1	1,424	5	33,064	31,640	1,424	5
Total	$128,664	$128,775	$128,557	$128,611	$129,060	($111)	—%	($396)	—%	$128,664	$129,060	($396)	—%

MSR at fair value	$1,491	$1,501	$1,568	$1,564	$1,552	($10)	(1%)	($61)	(4%)	$1,491	$1,552	($61)	(4%)

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING						4Q24 Change								2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,196	$1,156	$1,120	$1,093	$1,086	$40		3%	$110		10%	$4,565	$4,187	$378		9%
Noninterest income	311	285	277	258	265	26		9	46		17	1,131	1,067	64		6
Total revenue	1,507	1,441	1,397	1,351	1,351	66		5	156		12	5,696	5,254	442		8
Noninterest expense	944	916	915	903	905	28		3	39		4	3,678	3,542	136		4
Profit (loss) before credit losses	563	525	482	448	446	38		7	117		26	2,018	1,712	306		18
Net charge-offs	82	84	84	81	82	(2)		(2)	—		—	331	280	51		18
Income (loss) before income tax expense (benefit)	481	441	398	367	364	40		9	117		32	1,687	1,432	255		18
Income tax expense (benefit)	123	114	102	95	95	9		8	28		29	434	373	61		16
Net income (loss)	$358	$327	$296	$272	$269	$31		9%	$89		33%	$1,253	$1,059	$194		18%
AVERAGE BALANCES
Total assets	$76,608	$75,392	$74,295	$73,833	$73,334	$1,216		2%	$3,274		4%	$75,037	$72,693	$2,344		3%
Total loans and leases[1]	70,274	69,021	67,960	67,448	66,906	1,253		2	3,368		5	68,681	66,356	2,325		4
Deposits	124,552	121,899	120,478	120,019	118,474	2,653		2	6,078		5	121,745	116,980	4,765		4
Interest-earning assets	70,857	69,608	68,552	68,050	67,524	1,249		2	3,333		5	69,272	66,999	2,273		3
KEY METRICS
Net interest margin	6.72%	6.60%	6.57%	6.46%	6.40%	12	bps		32	bps		6.59%	6.25%	34	bps
Efficiency ratio	62.60	63.53	65.49	66.87	67.08	(93)	bps		(448)	bps		64.56	67.42	(286)	bps
Loan-to-deposit ratio (period-end balances)	55.85	56.34	55.73	55.25	55.52	(49)	bps		33	bps		55.85	55.52	33	bps
Loan-to-deposit ratio (average balances)	55.88	56.05	55.97	55.80	55.88	(17)	bps		—	bps		55.92	56.07	(15)	bps
Return on average total tangible assets	1.87	1.74	1.61	1.49	1.47	13	bps		40	bps		1.68	1.47	21	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING						4Q24 Change								2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$464	$478	$494	$514	$551	($14)		(3%)	($87)		(16%)	$1,950	$2,292	($342)		(15%)
Noninterest income	232	207	242	227	196	25		12	36		18	908	784	124		16
Total revenue	696	685	736	741	747	11		2	(51)		(7)	2,858	3,076	(218)		(7)
Noninterest expense	313	300	311	317	324	13		4	(11)		(3)	1,241	1,295	(54)		(4)
Profit (loss) before credit losses	383	385	425	424	423	(2)		(1)	(40)		(9)	1,617	1,781	(164)		(9)
Net charge-offs	91	91	90	81	65	—		—	26		40	353	250	103		41
Income (loss) before income tax expense (benefit)	292	294	335	343	358	(2)		(1)	(66)		(18)	1,264	1,531	(267)		(17)
Income tax expense (benefit)	68	63	76	84	89	5		8	(21)		(24)	291	378	(87)		(23)
Net income (loss)	$224	$231	$259	$259	$269	($7)		(3%)	($45)		(17%)	$973	$1,153	($180)		(16%)
AVERAGE BALANCES
Total assets	$66,787	$68,092	$68,958	$70,100	$72,758	($1,305)		(2%)	($5,971)		(8%)	$68,478	$76,028	($7,550)		(10%)
Total loans and leases[1]	63,789	64,974	65,997	67,187	69,899	(1,185)		(2)	(6,110)		(9)	65,481	72,937	(7,456)		(10)
Deposits	43,597	44,190	44,203	45,912	46,962	(593)		(1)	(3,365)		(7)	44,472	47,155	(2,683)		(6)
Interest-earning assets	64,419	65,550	66,447	67,536	70,267	(1,131)		(2)	(5,848)		(8)	65,982	73,321	(7,339)		(10)
KEY METRICS
Net interest margin	2.86%	2.90%	2.99%	3.07%	3.11%	(4)	bps		(25)	bps		2.96%	3.12%	(16)	bps
Efficiency ratio	44.78	43.84	42.28	42.80	43.44	94	bps		134	bps		43.40	42.10	130	bps
Loan-to-deposit ratio (period-end balances)	139.43	140.42	141.41	143.98	146.09	(99)	bps		(666)	bps		139.43	146.09	(666)	bps
Loan-to-deposit ratio (average balances)	144.70	145.93	148.15	145.05	147.64	(123)	bps		(294)	bps		145.95	153.12	(717)	bps
Return on average total tangible assets	1.35	1.37	1.52	1.50	1.48	(2)	bps		(13)	bps		1.44	1.53	(9)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS											FULL YEAR
NON-CORE						4Q24 Change								2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	($21)	($28)	($31)	($37)	($45)	$7		25%	$24		53%	($117)	($129)	$12		9%
Noninterest income	—	—	—	—	—	—		—	—		—	—	—	—		—
Total revenue	(21)	(28)	(31)	(37)	(45)	7		25	24		53	(117)	(129)	12		9
Noninterest expense	24	23	26	25	28	1		4	(4)		(14)	98	123	(25)		(20)
Profit (loss) before credit losses	(45)	(51)	(57)	(62)	(73)	6		12	28		38	(215)	(252)	37		15
Net charge offs	15	17	10	19	24	(2)		(12)	(9)		(38)	61	78	(17)		(22)
Income (loss) before income tax expense (benefit)	(60)	(68)	(67)	(81)	(97)	8		12	37		38	(276)	(330)	54		16
Income tax expense (benefit)	(15)	(17)	(17)	(21)	(25)	2		12	10		40	(70)	(86)	16		19
Net income (loss)	($45)	($51)	($50)	($60)	($72)	$6		12%	$27		38%	($206)	($244)	$38		16%
AVERAGE BALANCES
Total assets	$7,428	$8,389	$9,418	$10,554	$11,776	($961)		(11%)	($4,348)		(37%)	$8,942	$13,745	($4,803)		(35%)
Total loans and leases[1]	7,394	8,352	9,376	10,507	11,701	(958)		(11)	(4,307)		(37)	8,902	13,669	(4,767)		(35)
Interest-earning assets	7,394	8,352	9,376	10,507	11,726	(958)		(11)	(4,332)		(37)	8,902	13,675	(4,773)		(35)
KEY METRICS
Net interest margin	(1.12)%	(1.30)%	(1.36)%	(1.41)%	(1.54)%	18	bps		42	bps		(1.31)%	(0.94)%	(37)	bps
Return on average total tangible assets	(2.38)	(2.40)	(2.14)	(2.30)	(2.42)	2	bps		4	bps		(2.30)	(1.78)	(52)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q24 Change						2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24		4Q23		2024	2023	2023
						$	%	$	%			$	%
Net interest income	($227)	($237)	($173)	($128)	($104)	$10	4%	($123)	(118%)	($765)	($109)	($656)	NM
Noninterest income	31	40	34	32	39	(9)	(23)	(8)	(21)	137	132	5	4
Total revenue	(196)	(197)	(139)	(96)	(65)	1	1	(131)	(202)	(628)	23	(651)	NM
Noninterest expense	35	20	49	113	355	15	75	(320)	(90)	217	547	(330)	(60)
Profit (loss) before provision (benefit) for credit losses	(231)	(217)	(188)	(209)	(420)	(14)	(6)	189	45	(845)	(524)	(321)	(61)
Provision (benefit) for credit losses	(26)	(20)	(2)	(10)	—	(6)	(30)	(26)	(100)	(58)	79	(137)	NM
Income (loss) before income tax expense (benefit)	(205)	(197)	(186)	(199)	(420)	(8)	(4)	215	51	(787)	(603)	(184)	(31)
Income tax expense (benefit)	(69)	(72)	(73)	(62)	(143)	3	4	74	52	(276)	(243)	(33)	(14)
Net income (loss)	($136)	($125)	($113)	($137)	($277)	($11)	(9%)	$141	51%	($511)	($360)	($151)	(42%)
AVERAGE BALANCES
Total assets	$66,725	$66,705	$66,551	$66,283	$65,785	$20	—%	$940	1%	$66,567	$59,755	$6,812	11%
Total loans and leases[2]	874	837	789	754	729	37	4	145	20	813	755	58	8
Deposits	6,113	7,962	8,989	10,173	11,692	(1,849)	(23)	(5,579)	(48)	8,303	11,170	(2,867)	(26)
Interest-earning assets	53,944	53,654	54,089	53,976	53,604	290	1	340	1	53,915	47,691	6,224	13
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					DECEMBER 31, 2024 CHANGE
	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2024			December 31, 2023
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial[1]	$241	$219	$261	$294	$297	$22		10%	($56)		(19%)
Commercial real estate	776	852	678	597	477	(76)		(9)	299		63
Total commercial	1,017	1,071	939	891	774	(54)		(5)	243		31
Residential mortgages[2]	192	169	153	174	177	23		14	15		8
Home equity	283	281	279	288	285	2		1	(2)		(1)
Automobile	48	46	44	47	61	2		4	(13)		(21)
Education	56	59	52	29	28	(3)		(5)	28		100
Other retail	68	61	60	40	39	7		11	29		74
Total retail	647	616	588	578	590	31		5	57		10
Nonaccrual loans and leases	1,664	1,687	1,527	1,469	1,364	(23)		(1)	300		22
Repossessed assets	13	14	13	14	14	(1)		(7)	(1)		(7)
Nonaccrual loans and leases and repossessed assets	$1,677	$1,701	$1,540	$1,483	$1,378	($24)		(1%)	$299		22%
NONACCRUAL LOANS AND LEASES BY PRODUCT[3]
Commercial	$1,017	$1,071	$939	$891	$774	($54)		(5%)	$243		31%
Retail	660	630	601	592	604	30		5	56		9
Total nonaccrual loans and leases	$1,677	$1,701	$1,540	$1,483	$1,378	($24)		(1%)	$299		22%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.48%	1.47%	1.50%	1.46%	1.44%	1	bps		4	bps
Allowance for credit losses to loans and leases	1.62	1.61	1.63	1.61	1.59	1	bps		3	bps
Allowance for loan and lease losses to nonaccrual loans and leases	124	123	139	142	154	1%			(30%)
Allowance for credit losses to nonaccrual loans and leases	136	136	151	157	170	—%			(34%)
Nonaccrual loans and leases to loans and leases	1.20	1.19	1.08	1.02	0.93	1	bps		27	bps
1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
3Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					DECEMBER 31, 2024 CHANGE
	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2024		December 31, 2023
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial[1]	$8	$5	$7	$23	$6	$3	60%	$2	33%
Commercial real estate	6	15	36	39	40	(9)	(60)	(34)	(85)
Total commercial	14	20	43	62	46	(6)	(30)	(32)	(70)
Residential mortgages[2]	179	146	182	209	256	33	23	(77)	(30)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	2	2	—	—	—	—
Other retail	1	1	1	27	29	—	—	(28)	(97)
Total retail	182	149	185	238	287	33	22	(105)	(37)
Total loans and leases	$196	$169	$228	$300	$333	$27	16%	($137)	(41%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2 90+ days past due and accruing includes $172 million, $145 million, $168 million, $202 million, and $243 million of loans fully or partially guaranteed by the FHA, VA, and USDA for December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q24 Change						2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24		4Q23		2024	2023	2023
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial[1]	$22	$57	$14	$14	$24	($35)	(61%)	($2)	(8%)	$107	$121	($14)	(12%)
Commercial real estate	89	49	86	88	49	40	82	40	82	312	164	148	90
Total commercial	111	106	100	102	73	5	5	38	52	419	285	134	47
Residential mortgages	—	1	1	2	3	(1)	(100)	(3)	(100)	4	6	(2)	(33)
Home equity	6	4	4	4	4	2	50	2	50	18	12	6	50
Automobile	22	25	19	28	31	(3)	(12)	(9)	(29)	94	113	(19)	(17)
Education	33	30	31	32	35	3	10	(2)	(6)	126	111	15	14
Other retail	66	65	68	63	60	1	2	6	10	262	230	32	14
Total retail	127	125	123	129	133	2	2	(6)	(5)	504	472	32	7
Total gross charge-offs	$238	$231	$223	$231	$206	$7	3%	$32	16%	$923	$757	$166	22%
GROSS RECOVERIES
Commercial and industrial[1]	$7	$3	$4	$17	$3	$4	133%	$4	133%	$31	$15	$16	107%
Commercial real estate	7	5	—	—	1	2	40	6	NM	12	3	9	NM
Total commercial	14	8	4	17	4	6	75	10	250	43	18	25	139
Residential mortgages	1	1	1	1	1	—	—	—	—	4	4	—	—
Home equity	7	5	7	6	5	2	40	2	40	25	22	3	14
Automobile	12	12	15	14	14	—	—	(2)	(14)	53	58	(5)	(9)
Education	5	6	5	5	5	(1)	(17)	—	—	21	19	2	11
Other retail	10	7	7	7	6	3	43	4	67	31	27	4	15
Total retail	35	31	35	33	31	4	13	4	13	134	130	4	3
Total gross recoveries	$49	$39	$39	$50	$35	$10	26%	$14	40%	$177	$148	$29	20%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial[1]	$15	$54	$10	($3)	$21	($39)	(72%)	($6)	(29%)	$76	$106	($30)	(28%)
Commercial real estate	82	44	86	88	48	38	86	34	71	300	161	139	86
Total commercial	97	98	96	85	69	(1)	(1)	28	41	376	267	109	41
Residential mortgages	(1)	—	—	1	2	(1)	(100)	(3)	NM	—	2	(2)	(100)
Home equity	(1)	(1)	(3)	(2)	(1)	—	—	—	—	(7)	(10)	3	30
Automobile	10	13	4	14	17	(3)	(23)	(7)	(41)	41	55	(14)	(25)
Education	28	24	26	27	30	4	17	(2)	(7)	105	92	13	14
Other retail	56	58	61	56	54	(2)	(3)	2	4	231	203	28	14
Total retail	92	94	88	96	102	(2)	(2)	(10)	(10)	370	342	28	8
Total net charge-offs	$189	$192	$184	$181	$171	($3)	(2%)	$18	11%	$746	$609	$137	22%

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FULL YEAR
						4Q24 Change								2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial[1]	0.14%	0.49%	0.09%	(0.03%)	0.18%	(35)	bps		(4)	bps		0.17%	0.21%	(4)	bps
Commercial real estate	1.17	0.62	1.20	1.22	0.66	55			51			1.05	0.56	49
Total commercial	0.54	0.54	0.53	0.47	0.36	—			18			0.52	0.34	18
Residential mortgages	—	—	—	0.01	0.02	—			(2)			—	—	—
Home equity	(0.01)	(0.03)	(0.07)	(0.06)	(0.04)	2			3			(0.04)	(0.07)	3
Automobile	0.83	0.81	0.27	0.73	0.77	2			6			0.65	0.53	12
Education	1.01	0.85	0.93	0.92	1.00	16			1			0.93	0.74	19
Other retail	4.54	4.93	4.98	4.56	4.13	(39)			41			4.75	3.93	82
Total retail	0.53	0.54	0.51	0.54	0.56	(1)			(3)			0.53	0.47	6
Total loans and leases	0.53%	0.54%	0.52%	0.50%	0.46%	(1)	bps		7	bps		0.52%	0.40%	12	bps
Memo: Average loans
Commercial and industrial[1]	$43,674	$44,071	$44,381	$44,577	$46,618	($397)		(1%)	($2,944)		(6%)	$44,174	$49,998	($5,824)		(12%)
Commercial real estate	27,681	28,209	28,574	29,265	29,460	(528)		(2)	(1,779)		(6)	28,430	29,206	(776)		(3)
Total commercial	71,355	72,280	72,955	73,842	76,078	(925)		(1)	(4,723)		(6)	72,604	79,204	(6,600)		(8)
Residential mortgages	32,520	32,117	31,633	31,384	31,146	403		1	1,374		4	31,916	30,660	1,256		4
Home equity	16,246	15,733	15,343	15,080	14,889	513		3	1,357		9	15,603	14,475	1,128		8
Automobile	5,129	5,942	6,807	7,758	8,752	(813)		(14)	(3,623)		(41)	6,404	10,374	(3,970)		(38)
Education	10,949	11,155	11,447	11,816	11,971	(206)		(2)	(1,022)		(9)	11,340	12,333	(993)		(8)
Other retail	4,748	4,776	4,882	4,942	5,133	(28)		(1)	(385)		(8)	4,837	5,171	(334)		(6)
Total retail	69,592	69,723	70,112	70,980	71,891	(131)		—	(2,299)		(3)	70,100	73,013	(2,913)		(4)
Total loans and leases	$140,947	$142,003	$143,067	$144,822	$147,969	($1,056)		(1%)	($7,022)		(5%)	$142,704	$152,217	($9,513)		(6%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q24 Change						2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24		4Q23		2024	2023	2023
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,079	$2,125	$2,086	$2,098	$2,080	($46)	(2%)	($1)	—%	$2,098	$1,983	$115	6%
Charge-offs:
Commercial	111	106	100	102	73	5	5	38	52	419	285	134	47
Retail	127	125	123	129	133	2	2	(6)	(5)	504	472	32	7
Total charge-offs	238	231	223	231	206	7	3	32	16	923	757	166	22
Recoveries:
Commercial	14	8	4	17	4	6	75	10	250	43	18	25	139
Retail	35	31	35	33	31	4	13	4	13	134	130	4	3
Total recoveries	49	39	39	50	35	10	26	14	40	177	148	29	20
Net charge-offs	189	192	184	181	171	(3)	(2)	18	11	746	609	137	22
Provision (benefit) for loan and lease losses:
Commercial	50	3	144	69	86	47	NM	(36)	(42)	266	457	(191)	(42)
Retail	121	143	79	100	103	(22)	(15)	18	17	443	267	176	66
Total provision (benefit) for loan and lease losses	171	146	223	169	189	25	17	(18)	(10)	709	724	(15)	(2)
Allowance for loan and lease losses - ending	$2,061	$2,079	$2,125	$2,086	$2,098	($18)	(1%)	($37)	(2%)	$2,061	$2,098	($37)	(2%)

Allowance for unfunded lending commitments - beginning	$207	$181	$222	$220	$238	$26	14%	($31)	(13%)	$220	$257	($37)	(14%)
Provision (benefit) for unfunded lending commitments	(9)	26	(41)	2	(18)	(35)	NM	9	50	(22)	(37)	15	41
Allowance for unfunded lending commitments - ending	$198	$207	$181	$222	$220	($9)	(4%)	($22)	(10%)	$198	$220	($22)	(10%)
Total allowance for credit losses - ending	$2,259	$2,286	$2,306	$2,308	$2,318	($27)	(1%)	($59)	(3%)	$2,259	$2,318	($59)	(3%)

Memo: Total allowance for credit losses by product
Commercial	$1,295	$1,351	$1,429	$1,425	$1,425	($56)	(4%)	($130)	(9%)	$1,295	$1,425	($130)	(9%)
Retail	964	935	877	883	893	29	3	71	8	964	893	71	8
Total allowance for credit losses	$2,259	$2,286	$2,306	$2,308	$2,318	($27)	(1%)	($59)	(3%)	$2,259	$2,318	($59)	(3%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FULL YEAR
						DECEMBER 31, 2024 CHANGE						2024 Change
	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2024		December 31, 2023		2024	2023	2023
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$17,900	$17,941	$18,086	$18,090	$18,358	($41)	—%	($458)	(2%)
Tier 1 capital	20,013	20,053	20,198	20,104	20,372	(40)	—	(359)	(2)
Total capital	23,232	23,352	23,551	23,466	23,608	(120)	(1)	(376)	(2)
Risk-weighted assets	165,699	168,552	168,393	170,125	172,601	(2,853)	(2)	(6,902)	(4)
Adjusted average assets[1]	212,555	213,274	214,574	216,001	219,591	(719)	—	(7,036)	(3)
CET1 capital ratio	10.8%	10.6%	10.7%	10.6%	10.6%
Tier 1 capital ratio	12.1	11.9	12.0	11.8	11.8
Total capital ratio	14.0	13.9	14.0	13.8	13.7
Tier 1 leverage ratio	9.4	9.4	9.4	9.3	9.3
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$22,141	$22,820	$21,757	$21,747	$22,329	($679)	(3%)	($188)	(1%)	$22,141	$22,329	($188)	(1%)
Less: Goodwill	8,187	8,187	8,187	8,188	8,188	—	—	(1)	—	8,187	8,188	(1)	—
Less: Other intangible assets	146	137	139	148	157	9	7	(11)	(7)	146	157	(11)	(7)
Add: Deferred tax liabilities[2]	438	435	435	433	433	3	1	5	1	438	433	5	1
Total tangible common equity	$14,246	$14,931	$13,866	$13,844	$14,417	($685)	(5%)	($171)	(1%)	$14,246	$14,417	($171)	(1%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$22,009	$22,380	$21,427	$21,700	$21,209	($371)	(2%)	$800	4%	$21,881	$21,592	$289	1%
Less: Goodwill	8,187	8,187	8,188	8,188	8,188	—	—	(1)	—	8,187	8,184	3	—
Less: Other intangible assets	136	140	144	153	163	(4)	(3)	(27)	(17)	143	177	(34)	(19)
Add: Deferred tax liabilities[2]	436	435	432	433	421	1	—	15	4	433	422	11	3
Total tangible common equity	$14,122	$14,488	$13,527	$13,792	$13,279	($366)	(3%)	$843	6%	$13,984	$13,653	$331	2%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,187	$8,187	$8,187	$8,188	$8,188	$—	—%	($1)	—%	$8,187	$8,188	($1)	—%
Other intangible assets	146	137	139	148	157	9	7	(11)	(7)	146	157	(11)	(7)
Total intangible assets	$8,333	$8,324	$8,326	$8,336	$8,345	$9	—%	($12)	—%	$8,333	$8,345	($12)	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (dollars in millions, except per share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q24 Change						2024 Change
		4Q24	3Q24	2Q24	1Q24	4Q23	3Q24		4Q23		2024	2023	2023
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$574	$532	$553	$517	$500	$42	8%	$74	15%	$2,176	$1,983	$193	10%
Less: Notable items		10	(2)	4	3	—	12	NM	10	100	15	—	15	100
Noninterest income, Underlying (non-GAAP)	B	$564	$534	$549	$514	$500	$30	6%	$64	13%	$2,161	$1,983	$178	9%
Total revenue, Underlying:
Total revenue (GAAP)	C	$1,986	$1,901	$1,963	$1,959	$1,988	$85	4%	($2)	—%	$7,809	$8,224	($415)	(5%)
Less: Notable items		10	(2)	4	3	—	12	NM	10	100	15	—	15	100
Total revenue, Underlying (non-GAAP)	D	$1,976	$1,903	$1,959	$1,956	$1,988	$73	4%	($12)	(1%)	$7,794	$8,224	($430)	(5%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,316	$1,259	$1,301	$1,358	$1,612	$57	5%	($296)	(18%)	$5,234	$5,507	($273)	(5%)
Less: Notable items		24	11	36	85	345	13	118	(321)	(93)	156	506	(350)	(69)
Noninterest expense, Underlying (non-GAAP)	F	$1,292	$1,248	$1,265	$1,273	$1,267	$44	4%	$25	2%	$5,078	$5,001	$77	2%
Pre-provision profit:
Total revenue (GAAP)	C	$1,986	$1,901	$1,963	$1,959	$1,988	$85	4%	($2)	—%	$7,809	$8,224	($415)	(5%)
Less: Noninterest expense (GAAP)	E	1,316	1,259	1,301	1,358	1,612	57	5	(296)	(18)	5,234	5,507	(273)	(5)
Pre-provision profit (non-GAAP)		$670	$642	$662	$601	$376	$28	4%	$294	78%	$2,575	$2,717	($142)	(5%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,976	$1,903	$1,959	$1,956	$1,988	$73	4%	($12)	(1%)	$7,794	$8,224	($430)	(5%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,292	1,248	1,265	1,273	1,267	44	4	25	2	5,078	5,001	77	2
Pre-provision profit, Underlying (non-GAAP)		$684	$655	$694	$683	$721	$29	4%	($37)	(5%)	$2,716	$3,223	($507)	(16%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$508	$470	$480	$430	$205	$38	8%	$303	148%	$1,888	$2,030	($142)	(7%)
Less: Income (expense) before income tax expense (benefit) related to notable items		(14)	(13)	(32)	(82)	(345)	(1)	(8)	331	96	(141)	(506)	365	72
Income before income tax expense, Underlying (non-GAAP)	H	$522	$483	$512	$512	$550	$39	8%	($28)	(5%)	$2,029	$2,536	($507)	(20%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$107	$88	$88	$96	$16	$19	22%	$91	NM	$379	$422	($43)	(10%)
Less: Income tax expense (benefit) related to notable items		(3)	(3)	(16)	(21)	(108)	—	—	105	97	(43)	(149)	106	71
Income tax expense, Underlying (non-GAAP)	J	$110	$91	$104	$117	$124	$19	21%	($14)	(11%)	$422	$571	($149)	(26%)
Net income, Underlying:
Net income (GAAP)	K	$401	$382	$392	$334	$189	$19	5%	$212	112%	$1,509	$1,608	($99)	(6%)
Add: Notable items, net of income tax benefit		11	10	16	61	237	1	10	(226)	(95)	98	357	(259)	(73)
Net income, Underlying (non-GAAP)	L	$412	$392	$408	$395	$426	$20	5%	($14)	(3%)	$1,607	$1,965	($358)	(18%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$367	$344	$357	$304	$159	$23	7%	$208	131%	$1,372	$1,491	($119)	(8%)
Add: Notable items, net of income tax benefit		11	10	16	61	237	1	10	(226)	(95)	98	357	(259)	(73)
Net income available to common stockholders, Underlying (non-GAAP)	N	$378	$354	$373	$365	$396	$24	7%	($18)	(5%)	$1,470	$1,848	($378)	(20%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FULL YEAR
							4Q24 Change								2024 Change
		4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$1,986	$1,901	$1,963	$1,959	$1,988	$85		4.56%	($2)		0.02%	$7,809	$8,224	($415)		(5.04%)
Less: Noninterest expense (GAAP)	E	1,316	1,259	1,301	1,358	1,612	57		4.61	(296)		(18.30)	5,234	5,507	(273)		(4.95)
Operating leverage									(0.05%)			18.32%					(0.09%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,976	$1,903	$1,959	$1,956	$1,988	$73		3.89%	($12)		(0.48%)	$7,794	$8,224	($430)		(5.22%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,292	1,248	1,265	1,273	1,267	44		3.50	25		2.00	5,078	5,001	77		1.54
Operating leverage, Underlying (non-GAAP)									0.39%			(2.48%)					(6.76%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	66.27%	66.23%	66.27%	69.33%	81.13%	4	bps		(1,486)	bps		67.03%	66.97%	6	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	65.36	65.61	64.59	65.05	63.77	(25)	bps		159	bps		65.15	60.81	434	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	28.90%	27.95%	28.16%	26.41%	25.16%	95	bps		374	bps		27.86%	24.12%	374	bps
Noninterest income as a % of total revenue, Underlying	B/D	28.54	28.05	28.00	26.32	25.16	49	bps		338	bps		27.73	24.12	361	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	21.04%	18.56%	18.49%	22.28%	7.59%	248	bps		1,345	bps		20.06%	20.76%	(70)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	21.17	18.75	20.33	22.84	22.25	242	bps		(108)	bps		20.80	22.48	(168)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$22,009	$22,380	$21,427	$21,700	$21,209	($371)		(2%)	$800		4%	$21,881	$21,592	$289		1%
Return on average common equity	M/O	6.64%	6.12%	6.70%	5.63%	2.96%	52	bps		368	bps		6.27%	6.90%	(63)	bps
Return on average common equity, Underlying (non-GAAP)	N/O	6.84	6.29	7.00	6.77	7.41	55	bps		(57)	bps		6.72	8.56	(184)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$22,009	$22,380	$21,427	$21,700	$21,209	($371)		(2%)	$800		4%	$21,881	$21,592	$289		1%
Less: Average goodwill (GAAP)		8,187	8,187	8,188	8,188	8,188	—		—	(1)		—	8,187	8,184	3		—
Less: Average other intangibles (GAAP)		136	140	144	153	163	(4)		(3)	(27)		(17)	143	177	(34)		(19)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		436	435	432	433	421	1		—	15		4	433	422	11		3
Average tangible common equity	P	$14,122	$14,488	$13,527	$13,792	$13,279	($366)		(3%)	$843		6%	$13,984	$13,653	$331		2%
Return on average tangible common equity	M/P	10.36%	9.45%	10.61%	8.86%	4.72%	91	bps		564	bps		9.81%	10.92%	(111)	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	10.66	9.71	11.09	10.65	11.84	95	bps		(118)	bps		10.51	13.53	(302)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$217,548	$218,578	$219,222	$220,770	$223,653	($1,030)		—%	($6,105)		(3%)	$219,024	$222,221	($3,197)		(1%)
Return on average total assets	K/Q	0.73%	0.70%	0.72%	0.61%	0.33%	3	bps		40	bps		0.69%	0.72%	(3)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.75	0.71	0.75	0.72	0.76	4	bps		(1)	bps		0.73	0.88	(15)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FULL YEAR
							4Q24 Change								2024 Change
		4Q24	3Q24	2Q24	1Q24	4Q23	3Q24			4Q23			2024	2023	2023
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$217,548	$218,578	$219,222	$220,770	$223,653	($1,030)		—%	($6,105)		(3%)	$219,024	$222,221	($3,197)		(1%)
Less: Average goodwill (GAAP)		8,187	8,187	8,188	8,188	8,188	—		—	(1)		—	8,187	8,184	3		—
Less: Average other intangibles (GAAP)		136	140	144	153	163	(4)		(3)	(27)		(17)	143	177	(34)		(19)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		436	435	432	433	421	1		—	15		4	433	422	11		3
Average tangible assets	R	$209,661	$210,686	$211,322	$212,862	$215,723	($1,025)		—%	($6,062)		(3%)	$211,127	$214,282	($3,155)		(1%)
Return on average total tangible assets	K/R	0.76%	0.72%	0.75%	0.63%	0.35%	4	bps		41	bps		0.71%	0.75%	(4)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.78	0.74	0.78	0.75	0.78	4	bps		—	bps		0.76	0.92	(16)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	440,543,381	445,216,549	452,961,853	458,485,032	466,418,055	(4,673,168)		(1%)	(25,874,674)		(6%)	440,543,381	466,418,055	(25,874,674)		(6%)
Common stockholders' equity (GAAP)		$22,141	$22,820	$21,757	$21,747	$22,329	($679)		(3)	($188)		(1)	$22,141	$22,329	($188)		(1)
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,188	8,188	—		—	(1)		—	8,187	8,188	(1)		—
Less: Other intangible assets (GAAP)		146	137	139	148	157	9		7	(11)		(7)	146	157	(11)		(7)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	435	435	433	433	3		1	5		1	438	433	5		1
Tangible common equity	T	$14,246	$14,931	$13,866	$13,844	$14,417	($685)		(5%)	($171)		(1%)	$14,246	$14,417	($171)		(1%)
Tangible book value per common share	T/S	$32.34	$33.54	$30.61	$30.19	$30.91	($1.20)		(4%)	$1.43		5%	$32.34	$30.91	$1.43		5%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	440,802,738	446,561,996	454,142,489	461,358,681	466,234,324	(5,759,258)		(1%)	(25,431,586)		(5%)	450,678,038	475,089,384	(24,411,346)		(5%)
Average common shares outstanding - diluted (GAAP)	V	444,836,786	449,913,467	456,561,022	463,797,964	468,159,167	(5,076,681)		(1)	(23,322,381)		(5)	453,510,245	476,693,148	(23,182,903)		(5)
Net income per average common share - basic (GAAP)	M/U	$0.83	$0.77	$0.79	$0.66	$0.34	$0.06		8	$0.49		144	$3.05	$3.14	($0.09)		(3)
Net income per average common share - diluted (GAAP)	M/V	0.83	0.77	0.78	0.65	0.34	0.06		8	0.49		144	3.03	3.13	(0.10)		(3)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.86	0.79	0.82	0.79	0.85	0.07		9	0.01		1	3.26	3.89	(0.63)		(16)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.85	0.79	0.82	0.79	0.85	0.06		8	—		—	3.24	3.88	(0.64)		(16)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.42	$0.42	$—		—%	$—		—%	$1.68	$1.68	$—		—%
Dividend payout ratio	W/(M/U)	51%	55%	53%	64%	124%	(395) bps			(7,293) bps			55%	54%	158 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	49	53	51	53	49	(400) bps			— bps			52	43	900 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FULL YEAR
						4Q24 Change						2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24		4Q23		2024	2023	2023
						$	%	$	%			$/bps	%
Card fees, Underlying:
Card fees (GAAP)	$97	$93	$92	$86	$70	$4	4%	$27	39%	$368	$296	$72	24%
Less: Notable items	11	6	4	3	—	5	83	11	100	24	—	24	100
Card fees, Underlying (non-GAAP)	$86	$87	$88	$83	$70	($1)	(1%)	$16	23%	$344	$296	$48	16%
Other income, Underlying:
Other income (GAAP)	$28	$24	$10	$17	$20	$4	17%	$8	40%	$79	$78	$1	1%
Less: Notable items	(1)	(8)	—	—	—	7	88	(1)	(100)	(9)	—	(9)	(100)
Other income, Underlying (non-GAAP)	$29	$32	$10	$17	$20	($3)	(9)	$9	45%	$88	$78	$10	13%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$674	$647	$645	$691	$667	$27	4%	$7	1%	$2,657	$2,599	$58	2%
Less: Notable items	17	4	8	17	32	13	NM	(15)	(47)	46	67	(21)	(31)
Salaries and employee benefits, Underlying (non-GAAP)	$657	$643	$637	$674	$635	$14	2%	$22	3%	$2,611	$2,532	$79	3%
Equipment and software, Underlying:
Equipment and software (GAAP)	$193	$194	$190	$192	$215	($1)	(1%)	($22)	(10%)	$769	$756	$13	2%
Less: Notable items	3	2	4	8	37	1	50	(34)	(92)	17	51	(34)	(67)
Equipment and software, Underlying (non-GAAP)	$190	$192	$186	$184	$178	($2)	(1%)	$12	7%	$752	$705	$47	7%
Outside services, Underlying:
Outside services (GAAP)	$170	$146	$165	$158	$174	$24	16%	($4)	(2%)	$639	$687	($48)	(7%)
Less: Notable items	4	2	10	12	13	2	100	(9)	(69)	28	68	(40)	(59)
Outside services, Underlying (non-GAAP)	$166	$144	$155	$146	$161	$22	15%	$5	3%	$611	$619	($8)	(1%)
Occupancy, Underlying:
Occupancy (GAAP)	$112	$108	$113	$114	$125	$4	4%	($13)	(10%)	$447	$492	($45)	(9%)
Less: Notable items	5	1	6	7	20	4	NM	(15)	(75)	19	70	(51)	(73)
Occupancy, Underlying (non-GAAP)	$107	$107	$107	$107	$105	$—	—%	$2	2%	$428	$422	$6	1%
Other operating expense, Underlying:
Other operating expense (GAAP)	$167	$164	$188	$203	$431	$3	2%	($264)	(61%)	$722	$973	($251)	(26%)
Less: Notable items	(5)	2	8	41	243	(7)	NM	(248)	(102)	46	250	(204)	(82)
Other operating expense, Underlying (non-GAAP)	$172	$162	$180	$162	$188	$10	6%	($16)	(9%)	$676	$723	($47)	(7%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(dollars in millions)

		FOURTH QUARTER 2024					THIRD QUARTER 2024
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$358	$224	($45)	($136)	$401	$327	$231	($51)	($125)	$382
Less: Preferred stock dividends		—	—	—	34	34	—	—	—	38	38
Net income (loss) available to common stockholders	B	$358	$224	($45)	($170)	$367	$327	$231	($51)	($163)	$344
Return on average total tangible assets:
Average total assets (GAAP)		$76,608	$66,787	$7,428	$66,725	$217,548	$75,392	$68,092	$8,389	$66,705	$218,578
Less: Average goodwill (GAAP)		542	769	—	6,876	8,187	542	769	—	6,876	8,187
Average other intangibles (GAAP)		77	27	—	32	136	83	29	—	28	140
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		28	8	—	400	436	27	9	—	399	435
Average tangible assets	C	$76,017	$65,999	$7,428	$60,217	$209,661	$74,794	$67,303	$8,389	$60,200	$210,686
Return on average total tangible assets	A/C	1.87%	1.35%	(2.38)%	NM	0.76%	1.74%	1.37%	(2.40)%	NM	0.72%
Efficiency ratio:
Noninterest expense (GAAP)	D	$944	$313	$24	$35	$1,316	$916	$300	$23	$20	$1,259
Net interest income (GAAP)		1,196	464	(21)	(227)	1,412	1,156	478	(28)	(237)	1,369
Noninterest income (GAAP)		311	232	—	31	574	285	207	—	40	532
Total revenue (GAAP)	E	$1,507	$696	($21)	($196)	$1,986	$1,441	$685	($28)	($197)	$1,901
Efficiency ratio	D/E	62.60%	44.78%	NM	NM	66.27%	63.53%	43.84%	NM	NM	66.23%

		SECOND QUARTER 2024					FIRST QUARTER 2024
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$296	$259	($50)	($113)	$392	$272	$259	($60)	($137)	$334
Less: Preferred stock dividends		—	—	—	35	35	—	—	—	30	30
Net income (loss) available to common stockholders	B	$296	$259	($50)	($148)	$357	$272	$259	($60)	($167)	$304
Return on average total tangible assets:
Average total assets (GAAP)		$74,295	$68,958	$9,418	$66,551	$219,222	$73,833	$70,100	$10,554	$66,283	$220,770
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	542	770	—	6,876	8,188
Average other intangibles (GAAP)		87	31	—	26	144	92	33	—	28	153
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		27	9	—	396	432	26	10	—	397	433
Average tangible assets	C	$73,693	$68,166	$9,418	$60,045	$211,322	$73,225	$69,307	$10,554	$59,776	$212,862
Return on average total tangible assets	A/C	1.61%	1.52%	(2.14)%	NM	0.75%	1.49%	1.50%	(2.30)%	NM	0.63%
Efficiency ratio:
Noninterest expense (GAAP)	D	$915	$311	$26	$49	$1,301	$903	$317	$25	$113	$1,358
Net interest income (GAAP)		1,120	494	(31)	(173)	1,410	1,093	514	(37)	(128)	1,442
Noninterest income (GAAP)		277	242	—	34	553	258	227	—	32	517
Total revenue (GAAP)	E	$1,397	$736	($31)	($139)	$1,963	$1,351	$741	($37)	($96)	$1,959
Efficiency ratio	D/E	65.49%	42.28%	NM	NM	66.27%	66.87%	42.80%	NM	NM	69.33%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED
(dollars in millions)

		FOURTH QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$269	$269	($72)	($277)	$189
Less: Preferred stock dividends		—	—	—	30	30
Net income (loss) available to common stockholders	B	$269	$269	($72)	($307)	$159
Return on average total tangible assets:
Average total assets (GAAP)		$73,334	$72,758	$11,776	$65,785	$223,653
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188
Average other intangibles (GAAP)		98	35	—	30	163
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		26	10	—	385	421
Average tangible assets	C	$72,720	$71,963	$11,776	$59,264	$215,723
Return on average total tangible assets	A/C	1.47%	1.48%	(2.42)%	NM	0.35%
Efficiency ratio:
Noninterest expense (GAAP)	D	$905	$324	$28	$355	$1,612
Net interest income (GAAP)		1,086	551	(45)	(104)	1,488
Noninterest income (GAAP)		265	196	—	39	500
Total revenue (GAAP)	E	$1,351	$747	($45)	($65)	$1,988
Efficiency ratio	D/E	67.08%	43.44%	NM	NM	81.13%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED
(dollars in millions)

		FULL YEAR
		2024					2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$1,253	$973	($206)	($511)	$1,509	$1,059	$1,153	($244)	($360)	$1,608
Less: Preferred stock dividends		—	—	—	137	137	—	—	—	117	117
Net income (loss) available to common stockholders	B	$1,253	$973	($206)	($648)	$1,372	$1,059	$1,153	($244)	($477)	$1,491
Return on average total tangible assets:
Average total assets (GAAP)		$75,037	$68,478	$8,942	$66,567	$219,024	$72,693	$76,028	$13,745	$59,755	$222,221
Less: Average goodwill (GAAP)		542	770	—	6,875	8,187	540	767	—	6,877	8,184
Average other intangibles (GAAP)		85	30	—	28	143	106	39	—	32	177
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		27	9	—	397	433	24	11	—	387	422
Average tangible assets	C	$74,437	$67,687	$8,942	$60,061	$211,127	$72,071	$75,233	$13,745	$53,233	$214,282
Return on average total tangible assets	A/C	1.68%	1.44%	(2.30)%	NM	0.71%	1.47%	1.53%	(1.78)%	NM	0.75%
Efficiency ratio:
Noninterest expense (GAAP)	D	$3,678	$1,241	$98	$217	$5,234	$3,542	$1,295	$123	$547	$5,507
Net interest income (GAAP)		4,565	1,950	(117)	(765)	5,633	4,187	2,292	(129)	(109)	6,241
Noninterest income (GAAP)		1,131	908	—	137	2,176	1,067	784	—	132	1,983
Total revenue (GAAP)	E	$5,696	$2,858	($117)	($628)	$7,809	$5,254	$3,076	($129)	$23	$8,224
Efficiency ratio	D/E	64.56%	43.40%	NM	NM	67.03%	67.42%	42.10%	NM	NM	66.97%